UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 2, 2007
OM GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-12515
(Commission File Number)
52-1736882
(I.R.S. Employer Identification Number)
127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)
(216) 781-0083
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure.
On August 2, 2007, OM Group, Inc. conducted a webcast conference call to discuss the financial results for the quarter ended June 30, 2007. Public access to the webcast conference call was briefly delayed due to technical difficulties with the Internet link previously publicly specified through a press release issued by the company. Access to the supplemental information that the company customarily provides to investors as part of the discussion during the webcast, was also briefly delayed. A copy of the supplemental information is attached as Exhibit 99 to this Current Report on Form 8-K, and is hereby incorporated by reference.
An audio replay of the 10:00 a.m. webcast call, as well as the supplemental information relating to the presentation made during the webcast call, is available on the company’s Web site, www.omgi.com, under “Investor Relations/Webcasts.”
Item 9.01 Financial Statements and Exhibits.
As described in Item 2.02 and 7.01 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.
(c) Exhibits
     99     OM Group, Inc. second quarter 2007 webcast conference call presentation materials.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.

(Registrant)

Date: August 2, 2007	/s/ Kenneth Haber

	Name: Title:	Kenneth Haber Chief Financial Officer